POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Charles A. Austin, III                                                           Trustee

Charles A. Austin, III

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

Shirley L. Fulton                                                                       Trustee

Shirley L. Fulton

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ K. Dun Gifford                                                                                 Trustee

K. Dun Gifford

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Leroy Keith, Jr.                                                                   Trustee

Leroy Keith, Jr.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Gerald M. McDonnell                                                          Trustee

Gerald M. McDonnell

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ William W. Pettit                                                                   Trustee

William W. Pettit

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ David M. Richardson                                                          Trustee

David M. Richardson

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Russell A. Salton, III, M.D.                                                  Trustee

Russell A. Salton, III, M.D.

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Chairman of the Board and Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Michael S. Scofield                                                              Chairman of the Board and Trustee

Michael S. Scofield

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

Richard J. Shima                                                                       Trustee

Richard J. Shima

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Richard Wagoner                                                                 Trustee

Richard Wagoner

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter President in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Dennis H. Ferro                                                                   President

Dennis H. Ferro

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Jeremy DePalma                                                                  Treasurer

Jeremy DePalma

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Treasurer in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Kasey Phillips                                                                      Treasurer

Kasey Phillips

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Trustee in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Patricia B. Norris                                                                 Trustee

Patricia B. Norris

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)

POWER OF ATTORNEY

I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy, Lloyd Lipsett, Michael H. Koonce, Kevin J. Ouellette, Timothy W. Diggins, Douglass N. Ellis and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all documents, including, but not limited to, Registration Statements on Form N-14, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission by the investment companies listed on Exhibit A hereto of which I am now or hereafter Secretary in conjunction with the proposed mergers listed on Exhibit A hereto, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.

In Witness Whereof, I have executed this Power of Attorney as of November 10, 2006.

Signature                                                                                  Title

/s/ Michael H. Koonce                                                              Secretary

Michael H. Koonce

EXHIBIT A

Proposed Mergers

#	Target Fund	Survivor Fund
1.	Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund (a series of Evergreen Equity Trust)
Atlas Growth Opportunities Fund
2.	Atlas S&P 500 Index Fund	Evergreen Equity Index Fund (a series of Evergreen Select Equity Trust)
3.	Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund (a series of Evergreen Equity Trust)
4.	Atlas Value Fund	Evergreen Disciplined Value Fund (a series of Evergreen Equity Trust)
Atlas Dual Focus Fund
5.	Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund (a series of Evergreen Equity Trust)
6.	Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund (a series of Evergreen Equity Trust)
7.	Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund (a series of Evergreen Equity Trust)
8.	Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund (a series of Evergreen Select Fixed Income Trust)
9.	Atlas US Government and Mortgage Securities Fund	Evergreen U.S. Government Fund (a series of Evergreen Fixed Income Trust)
10.	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (a series of Evergreen Municipal Trust)
11.	Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund (a series of Evergreen Municipal Trust)
12.	Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund (a series of Evergreen International Trust)